Exhibit 99.1

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Welcome to OSI's Analyst Day
December 3, 2009



re(new)



OSI Pharmaceuticals (OSIP)

Forward-looking Statements

OSIP is a Biotechnology Company that Discovers, Develops and Commercializes Innovative Molecular Targeted Therapies Addressing Major Unmet Medical Needs in Oncology, Diabetes & Obesity

OSI's presentation today contain forward-looking statements. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. Factors that might cause such a difference include, among others, the ability to effectively market products, competition from other pharmaceutical companies, the FDA review process and other governmental regulation, OSI's and its collaborators' abilities to successfully develop and commercialize drug candidates, and other factors described in OSI Pharmaceuticals' filings with the Securities and Exchange Commission. OSI's presentation also contains both GAAP and non-GAAP financial measures. For a reconciliation of the non-GAAP financial measures to their GAAP equivalents, please see our 3Q 2009 earnings release available via the investor relations section of OSI's website (www.osip.com).

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Analyst Day
December 3, 2009

Colin Goddard, Ph.D.
Chief Executive Officer

R&D Introduction



HARRIERS
30

re(new)



OSIP: 2009 Investor R&D Day

Introduction to the Day

Time	Activity	Speaker
12:00	Registration & Lunch	
12:30	Welcome Introduction to the Day	Kathy Galante Colin Goddard, Ph.D.
12:35	Financial Overview	Pierre Legault
1:10	Diabetes & Obesity	Jonathan Rachman, MD, Ph.D.
1:30	Oncology R&D Overview - Research, Translational Research, OSI-027 - OSI-906 Franchise	 David Epstein, Ph.D. Angela Davies MD, FRCPC
2:10	Tarceva Overview -Clinical Programs -Commercial Opportunities	 Karsten Witt, MD Gabe Leung
2:55	Strategic Overview & Wrap-up	Colin Goddard, Ph.D.
3:30	Poster Session and Cocktail Reception	

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

R & D Analyst Day
Financial Overview

Pierre Legault
Executive Vice President & CFO



re(new)



OSI Has Strong Underlying Financial Performance Married to a Disciplined Approach to Reinvestment

How Do We Think About the Business Financially?

- We believe that the most important financial parameters for a company at our stage of development are:
  - Corporate Revenue Growth
  - Adjusted Net Income/Adjusted EPS as a more useful tool to analyze core operating performance
  - Significant, but disciplined, reinvestment in our R&D assets
  - Maintaining a robust balance sheet



Three Major Revenue Lines All With Long Term Patent Protection

- 50:50 Profit Share on U.S. Tarceva Sales With Roche (Genentech)
  - Core Composition of Matter Patent ('498 patent) runs through 2018
  - Notice of Allowance on Re-Issue for '498 patent received on September 17th
- 21% Royalty on ROW Tarceva Sales From Roche
  - Composition of Matter Patent protection in key EU and Japanese markets runs through 2020
- ~ 2% Royalty From Commercial Sales of DP-IV Inhibitors in U.S. & Other Major Markets
  - Multiple Methods-of-Use patents licensed to all major competitors in emerging DP-IV market run from 2017-2019

Total Revenues – Growth Has Been Solid
2006 -2009



$500
$400
$300
$200
$100
$-
millions
$241
$19
$50
$155
$341
$35
$95
$169
$379
$41
$135
$196
$425
$69
$147
$207
2006
2007
2008
2009(E)
Tarceva US
Tarceva ROW
DPIV
Other

(osi) pharmaceuticals

Total Revenues – Growth Has Been Solid
2006 -2009



Three Year CAGR of 21%
12% Growth
$500
$400
$300
$200
$100
$-
millions
$241
$19
$50
$155
$341
$35
$95
$169
$379
$41
$135
$196
$425
$69
$147
$207
2006
2007
2008
2009(E)
Tarceva US
Tarceva ROW
DPIV
Other

We are re-affirming Revenue guidance of $425 million and Tarceva Global Sales guidance of ~$1.2 billion

(OSI) pharmaceuticals

Growth: Issue is Confounded by Current Perceptions
Focus on U.S. Tarceva Sales & U.S. KOL's

Top Three Revenue Drivers (Q3 YTD 2009)


DP-IV Royalties
Tarceva US Profit Share
Tarceva ROW Royalties

Sales/Revs Normalized to 2006 Values to Show Growth Rates


1.900
1.800
1.700
1.600
1.500
1.400
1.300
1.200
1.100
1.000
2006
2007
2008
2009(E)
Tarceva U.S.
Tarceva Global Sales
Total Revenues

(osi) pharmaceuticals



Growth: Issue is Confounded by Current Perceptions
Focus on U.S. Tarceva Sales & U.S. KOL's

Top Three Revenue Drivers (Q3 YTD 2009)



DP-IV Royalties
Tarceva US Profit Share
Tarceva ROW Royalties

Sales/Revs Normalized to 2006 Values to Show Growth Rates



1.900
1.800
1.700
1.600
1.500
1.400
1.300
1.200
1.100
1.000
2006
2007
2008
2009(E)
Tarceva U.S.
Tarceva Global Sales
Total Revenues

OSI Corporate Revenue Growth is Underappreciated (~53% of 3Q2009 YTD Revenues Came From Rapidly Growing DP-IV and Tarceva Royalty Streams)

(OSI) pharmaceuticals



DP-IV Patent Estate & License Portfolio

A Major Revenue Stream for OSI

DP-IV Royalties to OSI



We believe that our DP-IV patent estate revenues will continue to grow at > 25% year over year for the next several years.
$17M
12 months
$41M; + 140%
12 months
$40M; + 50%
9 months
*
*
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
millions
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Including additional DP-IV License Fees and Milestones - Total Revenues exceeded $150 million since 2006 (Q3-2009)

-Januvia (Sitagliptin)/Janumet: Sales Since 4Q2006
-Onglyza (Saxagliptin): Approved August 2009

(OSI) pharmaceuticals

*Januvia & Janumet royalties are tiered based on annual sales and therefore average royalty rate re-sets in 1Q



Fully Diluted Earnings Per Share

GAAP vs. Adjusted GAAP

- We use adjusted net income / adjusted EPS as a more useful tool to analyze core operating performance
  - In order to achieve an appropriate balance between re-investing in the business and delivering increased earnings, we will strive to deliver 10% or more adjusted EPS growth over the next several years



Debt Strategy

- We are well capitalized with a strong cash/investments position exiting 2009 and a solid overall balance sheet
- We expect to generate solid cash flow in 2010 (net of capital purchases and Ardsley renovations)
- We continually monitor and evaluate return on capital, in-licensing opportunities and liability management



Summary of Outstanding Notes

We may, from time to time, opportunistically re-purchase a portion of the 2023 and 2038 notes or common stock

- Reduce unnecessary debt and interest expense (negative interest carry)
- Reduce dilutive EPS impact of convertible notes
- Remove potential further dilution

Summary of 2023 Notes	
Issue Summary	
Face Outstanding	$100 million
Cash Coupon Rate	3.25%
Conversion Price	$50.02
Next put date	9/8/2013

Summary of 2025 Notes	
Issue Summary	
Face Outstanding	$115 million
Cash Coupon Rate	2.00%
Conversion Price	$29.43
Next put date	12/15/2010

Summary of 2038 Notes	
Issue Summary	
Face Outstanding	$200 million
Cash Coupon Rate	3.00%
Conversion Price	$73.82
Next put date	1/15/2013

- Total Face Amount of Notes Outstanding: $415M
- 2023 and 2038 Notes are currently trading at a discount
- 2025 Notes are currently "in the money" (conversion price $29.43)

(OSI) pharmaceuticals

Strong Cash Flow Has Led To Steadily Strengthening Balance Sheet Which We Anticipate Will Continue In 2010


Cash/Investment, Notes and Net Cash Position
(assumes conversion of 2025 Notes in Dec 2010)
Generated Cash Flow in 2010 & 2011
(for illustration purposes only / no new guidance)
Convertible Notes
Cash/Investments
Net Cash Position
Assuming conversion of 2025 Notes
2008 2009 2010 2011

- Cash/investments are anticipated to continue growing over the next several years
- The 2025 notes are expected to convert in December 2010
- We will have a strong net cash position at the end of 2010 that can be further balanced by selected bond purchases

(osi) pharmaceuticals



Organic Value Creation

Re-investing in the Business with Discipline

Revenues: Q3 YTD 2009

9 Months Operating Activities Cash Flow $110M



(In Millions)
$300
$250
$200
$150
$100
$50
$0
$304
$111
$74
$30
$38
$51
$19
$11
$33
$10
$123
Total Revenues
R&D
SG&A
COGS, Amort, Net Interest, Other
Taxes
Net Income
Stock Based Comp
APB 14-1
Non-Cash Tax Expense
Other
Adjusted Net Income

(OSI) pharmaceuticals

Organic Value Creation

Re-investing in the Business with Discipline

Revenues: Q3 YTD 2009

9 Months Operating Activities Cash Flow $110M

We strive to re-invest ~ 50% or more of our revenue growth dollars in Tarceva and our R&D assets



(In Millions)
$300
$250
$200
$150
$100
$50
$0
$304
$111
$74
$30
$38
$51
$19
$11
$33
$10
$123
Total Revenues
R&D
SG&A
COGS, Amort, Net Interest, Other
Taxes
Net Income
Stock Based Comp
APB 14-1
Non-Cash Tax Expense
Other
Adjusted Net Income



External Value Creation

OSI Corporate Development

OSI has ear-marked up to $150M - $200M that can be deployed for its strategic investment over the next several years for product licensing/acquisition and strategic investments in our oncology & diabetes pipelines and technology platforms

- OSI to make strategic corporate development investment in products, technologies, companies or partnerships
  - We consider ourselves a "selective buyer" willing to invest in high quality development opportunities that support the core strategy
  - We have invested $40M over the last two years in technology and other acquisitions such as AVEO, 7TM and Adipogenics
- OSI is looking for high quality in-licensing opportunities for early to late phase products that would complement our core business focus
- OSI created its own wholly-owned investment vehicle to manage its investment opportunities via a Switzerland subsidiary (OSI Investment Management)
- OSI has an arrangement with HBM Partners to identify potential products, technologies, companies or emerging bio-pharmaceutical companies (private and public) and provide venture capital insight
- OSI gains exposure to emerging bio-pharmaceutical venture capital funds via our stock investment in HBM Bio-Ventures Ltd.

(OSI) pharmaceuticals



HBM Partners Fits OSIP Requirements

(OSI) pharmaceuticals

Requires:

- Willing partner with strategic involvement from OSI
- Ability to gain insights into early deal flow
- Gain access to global VC network and resources
- Mitigate financial risk with greater liquidity than traditional VC investments

HBM Partners

Provides:

- Life-science focused
- Therapeutic expertise in oncology, diabetes, obesity, and diagnostics
- Invests mainly in mid to late stage pipeline investments…with company building philosophy
- Employs over 20 experts globally
- Disciplined investor with most investments originating from Series A/B

Ardsley Campus Overview (42 Acres)
Westchester, NY



N
New York State Thruway
87
Receiving/ Other
2-Story Building No. 460
5 sp. 2 HC sp. 14 sp. 9 sp.
23 sp. Parking Lot 25 sp.
Medical. Commercial, Training & Conference Center
Research
3-Story Building
Macadam Drive
Pilot Plant
1-Story Building Power House
Macadam Driveway #2
82 sp. Parking Lot
4-Story Building No. 444
Research
5 sp.
Macadam Rd
132-Space Parking Lot
4-Story Building No. 430
2-Story Building No. 440
1-Story Cafeteria
126-Space Parking Lot
Macadam Driveway #2
7 sp.
72-Space Parking Lot
4-Story Building No. 420
3-Story Building No. 410
2 HC sp. 40 sp. 42 sp. Parking Lot 32 sp. 19 sp. 16 sp.
126-Space Parking Lot
G & A
Macadam Drive #1
Development
Saw Mill River Rd

Ardsley Campus Overview (42 Acres) Westchester, NY

- We believe that consolidating all of the elements of our Oncology franchise on one site will better enable us to achieve the strategic potential of this group and produce a more cost effective and efficient platform from which to run the U.S. business
- Expect in excess of $15 million in yearly operating synergies upon completion of consolidation
- 71% of our Employees have committed to relocate to Ardsley



N
5 sp.
Macadam Rd
Saw Mill River Rd
Development



OSI Pharmaceuticals
Looking Forward to 2010

<u>2010:</u>

- Global revenue growth story (maintenance, EGFR mutation, ex-US, DP-IV)
- Appropriate balance between revenue and re-investment in the business especially in R&D and corporate development
- Reasonable growth in adjusted EPS
- Maintaining an efficient balance sheet in terms of cash and debt

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Financial Q&A



re(new)

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Analyst Day
December 3, 2009

Colin Goddard, Ph.D.
Chief Executive Officer

R&D Introduction


HARRIERS
30
1199
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re(new)



OSI 2009: A Strong Portfolio

Solid Pipeline & Portfolio Progress



PRODUCT
IND TRACK
PHASE I
PHASE II
PHASE III
Marketed
Oncology
Tarceva – NSCLC
Tarceva – Pancreatic Cancer
Tarceva – Adjuvant NSCLC
Tarceva – 1st line Maintenance
Filed:
PDUFA date
January 2010
Tarceva – Other Indications
OSI-906 (IGF1R)
ACC
Ovarian
OSI-027 (TORC1/TORC2)
OSI-930 (c-kit/KDR)
Diabetes
PSN821 (GPR119 Agonist)
PSN602 (S1RUP)
PSN010 (Glucokinase activator)

(OSI) pharmaceuticals

OSI 2009: A Strong Portfolio

Solid Pipeline & Portfolio Progress


PRODUCT
IND TRACK
PHASE I
PHASE II
PHASE III
Marketed
Oncology
Tarceva – NSCLC
Tarceva – Pancreatic Cancer
Tarceva – Adjuvant NSCLC
Partnered With Simcere For Development in China
Filed: PDUFA date January 2010
Tarceva – Other Indications
OSI-906 (IGF1R)
ACC
Ovarian
OSI-027 (TORC1/TORC2)
OSI-930 (c-kit/KDR)
Diabetes
PSN821 (GPR119 Agonist)
PSN602 (S1RUP)
PSN010 (Glucokinase activator)

(osi) pharmaceuticals

OSI 2009: A Strong Portfolio

Solid Pipeline & Portfolio Progress



PRODUCT
IND TRACK
PHASE I
PHASE II
PHASE III
Marketed
Oncology
Tarceva – NSCLC
Tarceva – Pancreatic Cancer
Tarceva – Adjuvant NSCLC
Filed: PDUFA date January 2010
Tarceva – Other Indications
OSI-906 (IGF1R)
ACC
Ovarian
OSI-027 (TORC1/TORC2)
OSI-930 (c-kit/KDR)
Diabetes
PSN821 (GPR119 Agonist)
PSN602 (S1RUP)
PSN010 (Glucokinase activator)
Partnered With Simcere For Development in China
Terminated Investment Due to Side-Effect Profile & Differentiation Concerns

(osi) pharmaceuticals



OSI 2009: A Strong Portfolio

Solid Pipeline & Portfolio Progress

	PRODUCT	IND TRACK	PHASE I	PHASE II	PHASE III	Marketed
Oncology	Tarceva – NSCLC					
	Tarceva – Pancreatic Cancer					
	Tarceva – Adjuvant NSCLC					
						Filed: PDUFA date January 2010
	Tarceva – Other Indications					
	OSI-906 (IGF1R) ACC Ovarian					
	OSI-027 (TORC1/TORC2)					
	OSI-930 (c-kit/KDR)					
Diabetes	PSN821 (GPR119 Agonist)					
	PSN602 (S1RUP)					
	PSN010 (Glucokinase activator)					

Partnered With Simcere For Development in China

Terminated Investment Due to Side-Effect Profile & Differentiation Concerns

We believe Lilly will advance into Phase IIb in 2010

(OSI) pharmaceuticals

(OSI)™ pharmaceuticals

Update on Diabetes & Obesity

Jonathan Rachman, M.D., Ph.D.
Senior Vice President, Diabetes & Obesity


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GPR119 Agonist Programme

Why a Strategic Focus for OSI?

- Highly attractive therapeutic class for treatment of type 2 diabetes
  - Potential for meaningful weight loss in addition to substantial glucose lowering in an oral agent
- Highly competitive area
- We have a potential first-and best-in-class opportunity with our first-generation GPR119 agonist, PSN821
- We are building a leading GPR119 agonist franchise:
  - Second-generation GPR119 agonist approaches; Dual DPP-IV Inhibitor and GPR119 Agonist (DIVA)
  - Translational Research expertise
  - Strong IP position

GPR119 Agonist
IP Position

GPR119:

- Patent portfolio currently comprises 19 published patent families providing extensive protection for numerous chemical classes of GPR119 agonists
- Composition of matter patent expiry for PSN821 will be 2028, with the possibility for patent term extensions of up to 5 years in the major territories

Dual DPP-IV Inhibitor and GPR119 Agonist (DIVA):

- Patent portfolio currently comprises 1 published patent family
- Aggressive expansion of the patent portfolio is underway as the programme advances through lead optimisation to IND-track candidate nomination

PSN821 – GPR119 Agonist
Treatment of Type 2 Diabetes

- **GPR119 agonism leads pre-clinically to:**
  - Substantial glucose lowering, and
  - Body weight loss



Prediabetic ZDF Rats
Fed blood [Glc] (mM)
20
15
10
5
–5 0 5 10 15 20 25 30 35 40 45 50
Treatment day
Vehicle
10 mg/kg/d Vildagliptin
Low dose PSN821
High Dose PSN821



Female DIO Rats
Body weight (g)
450
440
430
420
410
400
390
380
370
-6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
Day
-1.8%
-2.2%
-8.8%
-10.6%
Vehicle 5 ml/kg po
PSN821 low dose po
PSN821 high dose po
Sibutramine 5 mg/kg po
Vildagliptin 10 mg/kg po

(OSI) pharmaceuticals



PSN821 – Target Product Profile

Potentially Supplanting DPP-IV Inhibitors

Indication	■ In combination with metformin or a TZD or a DPP-IV inhibitor in type 2 diabetics whose hyperglycemia can't be controlled satisfactorily by the single agent alone ■ Monotherapy in type 2 diabetics whose hyperglycemia can't be controlled by diet, weight reduction and exercise
Dosing	Twice daily oral dosing
Efficacy	Glucose lowering at least as good as DPP-IV inhibitors
Efficacy	Clinically meaningful weight loss
Tolerability	At least as good as DPP-IV inhibitors
Differentiation	**Superior to DPP-IV inhibitors; *Oral* therapy with (at least) equivalent glucose lowering plus clinically meaningful weight loss**

PSN821 – GPR119 Agonist

Treatment of Type 2 Diabetes



2008
2009
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
PSN821-101 (Phase Ia)
Part 1
SAD (6 doses)
(lean males)
Part 1 ext
SAD (3 doses)
(lean males)
P2
P3
Single dose
(lean females)
• gender effect (PK)
(overweight/obese males)
• weight effect (PK)
Part 4
SAD (4 doses)
(type 2 diabetics)
PD measures:
• nutrient challenge
→ glucose & insulin
3-month toxicology in 2 species



PSN821-101

Summary

- PSN821 was well tolerated at single doses up to 3000 mg in healthy volunteers and 1000 mg (highest dose tested) in patients
- Linear PK; twice daily dosing
- Promising glucose lowering in patients with type 2 diabetes
- Major metabolite disproportionately produced in humans:
  - Not pharmacologically active
  - Frontloaded regulatory toxicology assessment of metabolite to mitigate future risk
  - Moved forward with PSN821-102 (14-day dosing)



Pooled Placebo
250 mg
500 mg
750 mg
1000 mg
Glucose Lowering (%Δ from Day -1 rAUC0-2)
*
*
*P<0.01



PSN821 – GPR119 Agonist

Treatment of Type 2 Diabetes


2010
2011
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
PSN821-102 (Phase Ib/IIa)
Part 3
MAD (14 days; 3 doses)
(type 2 diabetics)
PD Measures:
• fasting glucose
• nutrient challenge
• gastric emptying
• test meal intake
• appetite VAS
PSN821-103
Formulation Bioequivalence study

(osi) pharmaceuticals



PSN821 – GPR119 Agonist

Treatment of Type 2 Diabetes


2010
2011
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
PSN821-102 (Phase Ib/IIa)
Part 3
MAD (14 days; 3 doses)
(type 2 diabetics)
PSN821-201 (Phase IIb)
3-month dosing
(type 2 diabetics)
PD Measures:
• fasting glucose
• nutrient challenge
• gastric emptying
• test meal intake
• appetite VAS
Study Design:
• 3-month dosing
• combination with metformin
• HbA_{1c} lowering
• weight loss
• targeted medicine approaches
PSN821-103
Formulation Bioequivalence study

(OSI) pharmaceuticals



PSN821 – GPR119 Agonist

Treatment of Type 2 Diabetes

2010 … **2011**

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb

PSN821-102 (Phase Ib/IIa)

Part 3

MAD (14 days; 3 doses)
(type 2 diabetics)

PD Measures:
- fasting glucose
- nutrient challenge
- gastric emptying
- test meal intake
- appetite VAS

PSN821-201 (Phase IIb)

3-month dosing
(type 2 diabetics)

Study Design:
- 3-month dosing
- combination with metformin
- HbA_{1c} lowering
- weight loss
- targeted medicine approaches

PSN821-103

Formulation Bioequivalence study

Key Value Inflection End 2011:

3-month HbA_{1c} lowering and weight loss

(OSI) pharmaceuticals



Dual DPP-IV Inhibitor and GPR119 Agonist (DIVA)

Second Generation GPR119 Agonist

- Rational design approach to generate compounds that exhibit both DPP-IV inhibition and GPR119 agonism
- Linked mechanisms of action through GLP-1 release / preservation
- DIVA may constitute a novel, more efficacious second-generation GPR119 agonist


Effect of Acute OGTT in Diabetic ZDF Rats
Blood glucose (mmol/L)
24
20
16
12
8
4
-60
-30
0
30
60
90
120
150
180
Time (min)
Vehicle
GPR119 agonist
DPP4 inhibitor
DIVA



Building a Leading GPR119 Agonist Franchise

Strategic Intent – Owning Key Space in GLP-1 Modulation

GLP-1 modulation – *glucose dependent* improvement in beta-cell function

GLP-1 agonists

- Injectable
- Nausea/vomiting
- Glucose lowering ++
- *Meaningful weight loss*

(OSI) pharmaceuticals



Building a Leading GPR119 Agonist Franchise

Strategic Intent – Owning Key Space in GLP-1 Modulation

GLP-1 modulation – *glucose dependent* improvement in beta-cell function

GLP-1 agonists

- Injectable
- Nausea/vomiting
- Glucose lowering ++
- *Meaningful weight loss*

DPP-IV inhibitors

- *Oral*
- *Well tolerated*
- Glucose lowering +
- No weight loss



Building a Leading GPR119 Agonist Franchise

Strategic Intent – Owning Key Space in GLP-1 Modulation

GLP-1 modulation – *glucose dependent* improvement in beta-cell function

GLP-1 agonists

- Injectable
- Nausea/vomiting
- Glucose lowering ++
- *Meaningful weight loss*

DPP-IV inhibitors

- *Oral*
- *Well tolerated*
- Glucose lowering +
- No weight loss

First-Generation GPR119 Agonist (PSN821)

TPP

- *Oral*
- *Well tolerated*
- Glucose lowering +
- *Meaningful weight loss*



Building a Leading GPR119 Agonist Franchise

Strategic Intent – Owning Key Space in GLP-1 Modulation

GLP-1 modulation – *glucose dependent* improvement in beta-cell function

GLP-1 agonists
- Injectable
- Nausea/vomiting
- Glucose lowering ++
- *Meaningful weight loss*

DPP-IV inhibitors
- *Oral*
- *Well tolerated*
- Glucose lowering +
- No weight loss

First-Generation GPR119 Agonist (PSN821)

TPP
- *Oral*
- *Well tolerated*
- Glucose lowering +
- *Meaningful weight loss*

Second-Generation GPR119 Agonist (DIVA)

TPP
- *Oral*
- *Well tolerated*
- *Glucose lowering ++*
- *Meaningful weight loss*

(osi) pharmaceuticals

Additional Research & Development Activities

- GPR119 Agonism Translational Research
  - We are actively building Translational Research capabilities around GPR119 agonist pharmacology, with a key focus on differentiation, particularly weight loss
- Rational Drug Design
  - We have integrated the rational drug design technology acquired from 7TM
- Ghrelin Antagonist Programme
  - We have made substantial progress in this area which fits our strategic TPP focus
- Proprietary Adenosine A1/A2b Antagonist
  - Exciting opportunity under evaluation for the treatment of fatty liver disease which is associated with obesity and a precursor of cirrhosis
- PSN010 (LY2599506)
  - Glucokinase Activator licensed to Eli Lilly in 2007; We believe that Lilly will advance into Phase IIb in 2010



Diabetes/Obesity

Summary

- Expansive commitment to a GPR119 agonist franchise:
  - We have a potential first- and best-in-class opportunity with our first-generation GPR119 agonist, PSN821
  - Demonstrated glucose lowering in patients; aggressive clinical plan to achieve, in an expedited manner, the major value inflection represented by 3-month HbA_{1c} lowering and weight loss
  - Advanced second generation GPR119 agonist Research activities (DIVA)
  - Translational Research expertise
  - Strong IP position
- Supported by exciting additional Research & Development activities

(OSI)™ pharmaceuticals

Diabetes & Obesity Q&A


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(OSI)™ pharmaceuticals

Discovery & Translational Research:
Towards Individualized Medicine

David M. Epstein, Ph.D.
Sr. Vice President, Oncology Research


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OSI Oncology R&D Entering 2010

EMT Platform: Leadership in Emerging Field

Molecular Targeted Therapies Guided by EMT Biology

- EMT R & D programs: OSI-906 and OSI-027 advancing and clinical translational research programs
  - OSI-296 emerging translational research and EMT program
  - EMT Discovery pipeline programs emerging
- Clinical biomarker programs developed internally and through our collaboration with AVEO Pharmaceuticals


A
EMT
B
C
Blood Vessel
Endothelial Cells

Oncology Research Programs

We focus on EMT to exploit key molecular targets in a novel way

- MTT combinations with Tarceva
- Building platform of IP, expertise & tools
- Corporate alliances for biomarker development

(OSI) pharmaceuticals

Clinical Correlates of EMT and Response

E-Cadherin Subset Analysis in BR.21

- **Overall Survival Analysis for E-Cadherin As a Biomarker**
  - **Erlotinib provides benefit in E-Cad "high" patients**
  - **Consistent with the EMT hypothesis**

Overall Survival in E-Cad High Group



Placebo
Erlotinib
Placebo (N= 22)
Erlotinib (N=38)
95% CI (0.26, 0.88)
HR = 0.47
Overall Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 3 6 9 12 15 18 21 24
Months Since Treatment
n at Risk
Placebo 22 17 9 6 4 1 0 0 0
Erlotinib 38 29 25 20 18 3 1 1 0

Overall Survival in E-Cad Low Group



Placebo
Erlotinib
Placebo (N= 16)
Erlotinib (N= 19)
95% CI (0.52, 2.44)
HR = 1.12
Overall Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 3 6 9 12 15 18 21 24
Months Since Treatment
n at Risk
Placebo 16 11 8 6 6 4 1 0 0
Erlotinib 19 13 8 6 5 3 1 0 0

Richardson, et.al., World Conference on Lung Cancer, July 2009



OSI Pharmaceuticals

EMT Biomarker Research

EMT Cell Models


2 NSCLC
1 Panc
Epithelial Cell
Epithelial Like
Mesenchymal Like
Mesenchymal Cell
Transcriptional Reprogramming
EMT

- Identify pathways that drive EMT
- Test inhibitors of EMT-associated targets
- Identify EMT Pathway Biomarkers → → →

EMT RNA Signature



- 88 genes regulated during EMT
- 44 E- & 44 M-genes
- Derived iteratively across several model systems

EMT Biomarker Index


Archived Isogenic Mouse Tumor Tissue
EMT INDEX
2.5
2
1.5
1
0.5
0
-0.5
-1
Mesenchymal
Epithelial

- Assesses coordinately regulated expression of EMT genes in the novel signature
- Converts to an integer value for use in defining cut-points

(OSI) pharmaceuticals



EMT Index Prevalence in Human Tumors



Lesser Prevalence
Greater Prevalence
CRC
NSCLC
BrCa
PanCan

(osi) pharmaceuticals



EMT Index Prevalence in Human Tumors


Lesser Prevalence
Greater Prevalence
CRC
NSCLC
E
BrCa
PanCan

(osi) pharmaceuticals



Operationalizing Biomarker Know-How

Signature → Index → Clinical Samples

Signatures & Indexes
- **Derived from Preclinical Models**
- **Tumor Databases**
- **AVEO Tumor Archives**
- **Other tumor databases**

Archived Isogenic Mouse Tumor Tissue


EMT INDEX
2.5
2
1.5
1
0.5
0
-0.5
-1
Mesenchymal
Epithelial

evaluate against →

Indexes from Human Tumor Databases
- ACC-samples
- NSCLC-samples
  - 1° tumors
- OvCa-samples
- CRC-samples
  - 1° tumors

Predictive ? →

Drug Sensitivity
- '027 Index
- '906 Index
- EMT Index
- Mutant RTK



Iterative refinement & Deployment in Phase II

Translational Research Highlights

OSI-027 and OSI-906 Gene Indexes

Hierarchical clustering first identifies response signature

OSI-027 non-responders | **OSI-027 responders**


B
A

Prevalence of proposed gene index is assessed across tumor types to refine clinical hypothesis


Correlation Matrix of IGF1R Signature
NKI Breast
GeneLogic Lung
GSK Lung
BH Archive
Jacobson Lung
TCGA Ovarian
TCGA GBM
GeneLogic RCC



The Era of Individualized Cancer Therapy

Strategy

- **OSI's Approach**
  1. ***Understand Target Biology***
     e.g., EGFR, IGF-1R, mTOR
  2. ***Understand Pharmacology*** **of our agents and how oncogene signaling and EMT determines response**
     - **Erlotinib, OSI-906, OSI-027, OSI-296, pipeline**
  3. ***Develop Biomarkers*** **discovered from EMT and pathway analyses**

Personalized Medicine Vision


Diagnosis
Tissue Biopsy & Serum
Gene Expression Profiling for RNA Biomarkers
Deep Sequence for mutation Biomarkers
Protein Biomarkers
Treatment Decision
Patient

(osi) pharmaceuticals

TORC1/TORC2 Dual Kinase Inhibitor

OSI-027 Differentiation Strategy

OSI-027 Dual TORC1/TORC2 Inhibitor

- Strong IP position. Composition of matter coverage to 2026, excluding patent term adjustments / extensions
- OSI-027 "response" biomarkers now emerging
- Attenuates AKT activation by inhibiting TORC2
- Induces tumor apoptosis; including those tumors resistant to rapamycin
- Potentiates chemotherapy-induced apoptosis
- More pronounced reduction of VEGF production in tumors
- Pronounced effect on tumor vessel re-growth


PI3K
PDK1
AKT
TSC1/2
OSI-027
TORC1
TORC2
S6K
AKT
S6
4E-BP1

(osi) pharmaceuticals



TORC1/TORC2 Inhibition Blocks Vessel Re-Growth

Potent Effects on Synthesis of Tumor-Derived VEGF



CD31
VEGF
Vehicle 11 d
VEGFR-TKI 7d
VEGFR-TKI 7d + Vehicle 4d
VEGFR-TKI 7d + TORC-KI 4d
VEGFR-TKI 7d + Rapa 4d

- Tumor Vasculature Re-Grows (green)
  - when anti-VEGF therapies are withdrawn and
  - during concurrent therapy as tumors become VEGF-independent
- TORC1/TORC2 Blockade Reduces Tumor ECM VEGF Levels (red)
  - slows vessel re-growth

(OSI) pharmaceuticals

TORC1/TORC2 Inhibition Blocks Vessel Re-Growth

Potent Effects on Synthesis of Tumor-Derived VEGF


CD31
VEGF
Vehicle 11 d
VEGFR-TKI 7d
VEGFR-TKI 7d + Vehicle 4d
VEGFR-TKI 7d + TORC-KI 4d
VEGFR-TKI 7d + Rapa 4d

- Tumor Vasculature Re-Grows (green)
  - when anti-VEGF therapies are withdrawn and
  - during concurrent therapy as tumors become VEGF-independent
- TORC1/TORC2 Blockade Reduces Tumor ECM VEGF Levels (red)
  - slows vessel re-growth

(OSI) pharmaceuticals



TORC1/TORC2 Inhibition Blocks Vessel Re-Growth

Potent Effects on Synthesis of Tumor-Derived VEGF


CD31
VEGF
Vehicle 11 d
VEGFR-TKI 7d
VEGFR-TKI 7d
+ Vehicle 4d
VEGFR-TKI 7d
+ TORC-KI 4d
VEGFR-TKI 7d
+ Rapa 4d

- Tumor Vasculature Re-Grows (green)
  - when anti-VEGF therapies are withdrawn and
  - during concurrent therapy as tumors become VEGF-independent
- TORC1/TORC2 Blockade Reduces Tumor ECM VEGF Levels (red)
  - slows vessel re-growth

(OSI) pharmaceuticals



TORC1/TORC2 Inhibition Blocks Vessel Re-Growth

Potent Effects on Synthesis of Tumor-Derived VEGF


CD31
VEGF
Vehicle 11 d
VEGFR-TKI 7d
VEGFR-TKI 7d
+ Vehicle 4d
VEGFR-TKI 7d
+ TORC-KI 4d
VEGFR-TKI 7d
+ Rapa 4d

- Tumor Vasculature Re-Grows (green)
  - when anti-VEGF therapies are withdrawn and
  - during concurrent therapy as tumors become VEGF-independent
- TORC1/TORC2 Blockade Reduces Tumor ECM VEGF Levels (red)
  - slows vessel re-growth

(OSI) pharmaceuticals



OSI-027-101

Phase 1 Single Agent Update

- Phase 1 Single Agent
  - 3 Schedules: once daily, D1-3 q7days, once weekly
  - Dose-escalation limitation imposed (MHRA) hampered accrual in 2009
  - European Regulatory Authorities are now allowing dose escalation without restriction (July 2009)
  - 38 patients enrolled at 5, 10, 15, and 20 mg
    - Conservative dose escalation (30% increments)
    - Dose escalation continuing, MTD not yet achieved
    - 7 patients remain on study > 12 weeks
    - Exposure levels above that predicted for efficacy from preclinical "sensitive" tumors

OSI-027 PK

Exposure Greater than Expected from Preclinical Data

- OSI-027 exposure was above the predicted efficacious levels (0.5 µM) for >30 hours at 15 mg

- OSI-027 exposure reached levels expected to be associated with efficacy based on preclinical models

S2 Schedule – 10 & 15 mg Once Weekly



Plasma OSI-027 Conc. (µg/mL)
10
1
0.1
0.01
0.001
0 6 12 18 24 30 36 42 48 54 60 66 72
Time (hr)
(Semi-log scale)
10 mg
15 mg
0.5 µM Effective Conc. in PTEN null/PI3K mutant models

S3 Schedule – 5 mg Once Daily



Plasma OSI-027 Conc. (µg/mL)
0.5
0.4
0.3
0.2
0.1
0.0
0 4 8 12 16 20 24
Time (hr)
Patient 16 - Day 1
Patient 16 - Day 22
Patient 17 - Day 1
Patient 17 - Day 22
Patient 21 - Day 1
Patient 21 - Day 22
0.5 µM Effective Conc. in PTEN null/PI3K mutant models

(OSI) pharmaceuticals

Pharmacodynamic Effects of OSI-027

p-4EBP in PBMCs from Cancer Patients

- **Substantial decreases in p-4EBP1 levels observed 4 hours post-dose in 10 of 20 patients evaluated.**
- **Thus far, no clear relationship between plasma concentrations of OSI-027 and mTOR inhibition in PBMCs.**



p-4EBP1 levels in PBMCs
Day 1 - 4 hrs postdose
p-4EBP1 Signal
(% predose)
0
20
40
60
80
100
120
140
Assay Variability
5 mg
10 mg
15 mg
20 mg

Bars represent data for individual patients at each dose.



OSI-027 Development Program

Key Events in 2009

- Clinical
  - Accelerated patient accrual in Phase I without MHRA restriction
  - Initiated US development program
    - US IND opened
    - Site initiation Dec 2009
  - Achieved robust PK with linear increase in exposure
    - Plasma levels above the predicted efficacious levels (0.5 µM for sensitive tumors) for > 30 hours at 15 mg-S2 schedule
- Translational
  - Identification of OSI-027 responder and non-responder tumor types in preclinical models through the OSI-AVEO collaboration
    - Gene Signature and clustering analysis on-going
  - Potent effects of pharmacological blockade of both TORC1 *AND* TORC2 on tumor vessel re-growth
    - Delineates a novel role for OSI-027 in combination anti-VEGF therapy

(OSI)™ pharmaceuticals

Clinical Development Update: OSI-906

Angela M. Davies, MD, FRCPC
Vice President, Oncology Clinical Research



HARRIERS
30

re(new)

OSI-906

Clinical Development Plan

- Strategic/Tactical Positioning
  - First in class oral IGF-1R/IR inhibitor with validated target
  - Proprietary biomarkers linked to OSI-906 to be assessed early in clinical program
  - OSI-906 biomarker IP derived from EMT-platform
    - IGF-1/IGF-2 mediated signaling
    - Gene signature and indexing methodology



IGF-1R MAb
insulin
IGF1/2
IGF1R
IR
IGF2
OSI-906
OSI-906
IRS-1/2
PI3K
MAPK
AKT

(osi) pharmaceuticals



OSI-906

Clinical Development Plan

- Strategic/Tactical Positioning
  - First in class oral IGF-1R/IR inhibitor with validated target
  - Proprietary biomarkers linked to OSI-906 to be assessed early in clinical program
  - OSI-906 biomarker IP derived from EMT-platform
    - IGF-1/IGF-2 mediated signaling
    - Gene signature and indexing methodology
- Differentiation
  - First small molecule to clinic, flexibility to dose with other agents
    - Rapid cessation of drug exposure in case of adverse effects (unlike MAb's)
  - Dual Inhibitor: IGF-1R and IR
    - Compensatory signaling and signaling driven by hybrid IGF-1R/IR receptors
    - Blocks signaling pathways activated by both IGF-1 ***and*** IGF-2 ligands
    - Broader spectrum of pre-clinical activity and potential greater efficacy (blocks activation of IR-mediated survival pathways)

(osi) pharmaceuticals



OSI-906

Clinical Development Plan

- Strategic/Tactical Positioning
  - First in class oral IGF-1R/IR inhibitor with validated target
  - Proprietary biomarkers linked to OSI-906 to be assessed early in clinical program
  - OSI-906 biomarker IP derived from EMT-platform
    - IGF-1/IGF-2 mediated signaling
    - Gene signature and indexing methodology
- Differentiation
  - First small molecule to clinic, flexibility to dose with other agents
    - Rapid cessation of drug exposure in case of adverse effects (unlike MAb's)
  - Dual Inhibitor: IGF-1R and IR
    - Compensatory signaling and signaling driven by hybrid IGF-1R/IR receptors
    - Blocks signaling pathways activated by both IGF-1 and IGF-2 ligands
    - Broader spectrum of pre-clinical activity and potential greater efficacy (blocks activation of IR-mediated survival pathways)
- Speed to Proof of Concept and Registration
  - PoC in ACC with potential accelerated approval opportunity
  - Larger commercial biomarker/patient selection initiatives
  - Leverage EMT and Biomarker Discovery Platform



OSI-906
Key Events in 2009

- Clinical
  - Completed dose escalation Phase I single agent trials and MTD obtained
  - Initiated Phase II/III program
    - Phase III ACC trial
    - Phase I/II paclitaxel + 906 ovarian cancer trial
  - Commitment to Tarceva + 906 NSCLC program
  - Protocol development/feasibility for HCC and Breast program
- Translational Research
  - Development of gene signature and gene index methodology
  - IGF-2 and IR-mediated tumor cell resistance mechanisms are activated by anti-IGF-1R MAbs but not activated by OSI-906
    - Key for developing biomarker IP linked directly to OSI-906
    - Key for delineating OSI's clinical development

OSI-906

Phase I Program - Clinical Summary

- MTD achieved in single agent 906 studies
  - 906-101 (continuous schedule)
    - 150 mg PO BID
  - 906-102 (intermittent schedule)
    - 600 mg PO D1-7 q14 days
  - Linear PK
- 906-103 (Phase I - Tarceva + 906)
  - Dose escalation proceeding
  - No unexpected safety signals
  - No drug/drug interactions observed to date
- Expansion cohorts
  - Fed/Fasted PK cohort
  - Diabetic patients - 12 pts with type II DM who are stable on non-insulinogenic anti-hyperglycemic medications
  - Pharmacodynamic cohort – 20 pts colorectal cancer amenable for PET scans and baseline biopsies


Day 1
[Median Plasma OSI-906] (ng/mL)
10000
1000
100
10
1
0
4
8
12
16
20
24
Time (hr)
10 mg
20 mg
40 mg
80 mg
150 mg
300 mg
450 mg
600 mg
750 mg
1 µM predicted efficacious conc.

(OSI) pharmaceuticals

OSI-906 PK-PD Correlation in Patients
Inhibition of IGF-1R & IR Activation in PBMCs

- OSI-906 results in time-dependent and dose-dependent reduction in levels of p-IGF-1R and p-IR in PBMCs.
- OSI-906 inhibits <u>both</u> IGF-1R and IR RTKs in PBMCs of cancer patients.
- Degree of RTK inhibition correlates with OSI-906 level in patient's plasma.
- A clear PK-to-PD relationship is observed in all Phase I dosing regimens (continuous and intermittent schedules).

<u>Continuous Dosing (PK)</u>


150 mg BID - PK
[Plasma OSI-906] (ng/ml)
4000
3000
2000
1000
0
0 4 8 12 0 0 0 4 8 12 : hours
Day 1
Day 8 -
Day 15 -
Day 22

<u>Continuous Dosing (PD)</u>


150 mg BID - PBMCs
Signal Intensity
6
5
4
3
2
1
0
0 4 8 12 0 0 0 4 8 12 : hours
Day 1
Day 8 -
Day 15 -
Day 22
p-IGF-1R
p-IR

(osi) pharmaceuticals



OSI-906 Tissue PK-PD Correlation

Targets the hGH/IGF-1 Signaling Axis

- Elevated insulin observed on the continuous Phase I schedule.
  - up to 300 mg QD, 150 mg BID
- Modest effects on glucose elevation and on hGH elevation
- Thus, OSI-906 exposure in tissues is sufficient to inhibit the hGH/IGF-1 signaling axis in patients.

Continuous Dosing


hGH (ng/ml)
n = 25
5000 ng/ml
Insulin (µU/ml)
n = 26
5000 ng/ml
Glucose (mg/dl)
n = 26
5000 ng/ml
[Plasma OSI-906] (ng/ml)

(osi) pharmaceuticals



OSI-906 Phase I Efficacy

Encouraging Indications from Dose Escalation Phase

- Encouraging disease control rate for response-evaluable patients in a Phase I study
  - 45/98 patients at 8 weeks (46%)
  - 21/98 patients at 16 weeks (21%)
- 12 patients on study > 5.0 months

Patients on OSI-906 for 5+ Months

Tumor Type	*Months*
Myx. Ch.sarc	19.1
ACC	**14.8+**
Melanoma	**10.1+**
ACC	10.0
CRC	8.0
NSCLC	7.5
NSCLC	7.3
ACC	6.5
Thymic	6.3
Gastric	5.7
SCCHN	5.2
CRC	5.0

Bold-Patient still on study

(osi) pharmaceuticals



OSI-906 Adverse Events

Increasing Safety Data Base

- 180 patients treated with OSI-906 across 4 Phase I trials
- Most AEs were grade 1-2 in severity, with infrequent grade 3-4 AEs ($\leq$ 3%)
- Most common adverse events (occurred in 5-15% of patients):
  - Hyperglycemia
  - Nausea
  - Vomiting
  - Diarrhea
  - Fatigue
  - Rash
  - Pruritis



OSI-906 Development Strategy

Adrenocortical Carcinoma (ACC)

- Speed to POC and registration strategy; orphan drug status
- Preclinical data indicates ACC is IGF-2 and IR/IGR-1R driven
- Opportunity to validate IGF-2/compensatory signaling thesis
- 80% power to detect approximately 70% improvement in OS (primary endpoint) and PFS (secondary endpoint)



135 ACC Patients
OSI-906 (90)
2:1 randomization
Placebo (45)
Interim Analysis: PFS
Follow patients to Overall Survival



OSI-906- ACC patient on Phase I

ACC Durable Response for > 1 year

- 35 y/o woman with Stage IV ACC, Dx Nov 2007
- Feb 08 mitotane/etoposide/doxorubicin/cisplatin; PR (4 cycles), PD (6 cycles)
- **RECIST: 73% reduction**

August 26, 2008
33.5cm → December 16, 2008
17.5cm → March 09, 2008
10.6cm → August 28, 2009
9.1cm


Baseline


32 weeks



OSI-906 – ACC patients on Phase I studies
Summary

- 19 ACC patients enrolled to date
  - 1 patient on OSI-906-101
  - 14 patients on OSI-906-102
  - 4 patients on OSI-906-103
- Median # of prior therapies: 2 (range 0-4)
- Best response: 1 PR, 6 SD, 7 PD (1 patient had significant clinical response per investigator), 2 NE, 3 TBD
- Disease Control Rate = 50%



OSI-906 Development Strategy

Phase I/II Recurrent Ovarian Cancer

- Preclinical data supports OSI-906 + paclitaxel combination in OvCa
  - IGF-2 is highly over-expressed in some OvCa tumors
  - OSI-906 inhibits taxane induced IGF-1R driven pAKT
- Potential selection option based in IGF-2 overexpression and compensatory signaling thesis


Phase II
129 Recurrent OvCa
Arm A
Paclitaxel
OSI-906 I
Arm B
Paclitaxel
OSI-906 C
Arm C
Paclitaxel

(osi) pharmaceuticals



OSI-906 Development Strategy

Development Trials to Initiate in 2010

- **OSI-906 + Tarceva in NSCLC**
  - Strong scientific rationale for OSI-906 + Tarceva in NSCLC based on IGF-1R and EGFR inhibition
  - Strong clinical opportunity in NSCLC mutation, solidify Tarceva in front-line mutation +
  - Evaluate E-cadherin/vimentin biomarkers to test EMT thesis
  - Planned clinical trials:
    - Phase II maintenance setting, Tarceva vs Tarceva + 906
    - Phase III front-line EGFR mutation +, Tarceva vs Tarceva + 906

OSI-906 Development Strategy

Development Trials to Initiate in 2010

- **OSI-906 + Tarceva in NSCLC**
  - Strong scientific rationale for OSI-906 + Tarceva in NSCLC based on IGF-1R and EGFR inhibition
  - Strong clinical opportunity in NSCLC mutation, solidify Tarceva in front-line mutation +
  - Evaluate E-cadherin/vimentin biomarkers to test EMT thesis
  - Planned clinical trials:
    - Phase II maintenance setting, Tarceva vs Tarceva + 906
    - Phase III front-line EGFR mutation +, Tarceva vs Tarceva + 906

- **Hepatocellular carcinoma (HCC)**
  - HCC is associated with IGF-2 over-expression
  - High unmet medical need, no approved agents in 2nd line setting
  - Planned clinical trial: Phase II randomized placebo-controlled trial in 2nd line HCC

(OSI) pharmaceuticals



OSI-906 Development Strategy

Development Trials to Initiate in 2010

- **OSI-906 + Tarceva in NSCLC**
  - Strong scientific rationale for OSI-906 + Tarceva in NSCLC based on IGF-1R and EGFR inhibition
  - Strong clinical opportunity in NSCLC mutation, solidify Tarceva in front-line mutation +
  - Evaluate E-cadherin/vimentin biomarkers to test EMT thesis
  - Planned clinical trials:
    - Phase II maintenance setting, Tarceva vs Tarceva + 906
    - Phase III front-line EGFR mutation +, Tarceva vs Tarceva + 906

- **Hepatocellular carcinoma (HCC)**
  - HCC is associated with IGF-2 over-expression
  - High unmet medical need, no approved agents in 2nd line setting
  - Planned clinical trial: Phase II randomized placebo-controlled trial in 2nd line HCC

- **Biomarker window study in neoadjuvant breast cancer**
  - Identification of clinical biomarkers to accelerate registration studies or provide route of entry into tumors where selection strategy is needed
  - Planned clinical trial: neoadjuvant window study in ER/PR + postmenopausal

(OSI) pharmaceuticals

(OSI)™ pharmaceuticals

Oncology Q&A


HARRIERS
30
14

re(new)

(OSI)™ pharmaceuticals

Tarceva Life Cycle Plan

Karsten Witt, MD
Senior Vice President , Oncology Development

Tarceva™
erlotinib HCl



(leader)ship

Tarceva Life Cycle Plan Has Robust Potential

Multiple Additional Label Expansion Opportunities



2008
2009
2010
2011
2012
2013
2014
2015+
SATURN
Smokers
ATLAS
CALGB 30406
Never-smokers
TITAN
NSCLC 2L
EURTAC
EGFR-Mt NSCLC
EORTC
Ovarian Maintenance
Treatment Beyond Progression
FAST-ACT II
NSCLC 1L (Intercalated)
MARK
Pan Can (Marker)
SEARCH
HCC
RACHEL
Pan Can (Dose to Rash)
RADIANT
Adjuvant NSCLC
Tarceva + OSI-906
NSCLC (various)
Pediatric
Exclusivity
Completed Studies
Ongoing Studies
Future Studies

(osi) pharmaceuticals

Timeline is based on latest estimate, which may change over time.



SATURN Study Design

Ready for ODAC with Solid Data



Chemotherapy Run-in Period
Study Period
Mandatory tumor sampling
1st-line advanced NSCLC N = 1,949
4 cycles of platinum-based doublet
TITAN
PD
Non-PD randomization N = 889
Tarceva 150 mg/day
PD
1:1
Placebo
PD

Stratification factors

- EGFR IHC (+ vs. – vs. indeterminate)
- Stage (IIIb vs. IV)
- ECOG PS (0 vs. 1)
- CT regimen (cis/gem vs. carbo/doc vs. others)
- Smoking history (current vs. former vs. never)
- Region

(osi) pharmaceuticals



SATURN Met Key Endpoints

PFS: Primary Endpoint & OS: Secondary Endpoint

Overall Population

PFS HR=0.71 (0.62–0.82)

Log-rank p<0.0001



1.0
0.8
0.6
0.4
0.2
0
PFS probability
Tarceva (N=437)
Placebo (N=447)
0
8
16
24
32
40
48
56
64
72
80
88
Time (weeks)

41% Improvement in Progression-free Survival

OS HR=0.81 (0.70–0.95)

Log-rank p=0.0088



1.0
0.8
0.6
0.4
0.2
0
OS probability
Tarceva (N=438)
Placebo (N=451)
0
3
6
9
12
15
18
21
24
27
30
33
Time (months)

24% Improvement in Overall Survival



SATURN: Clinically Relevant Subgroups

Robust PFS Benefit Across Subgroups

Subgroup	HR (95% CI)	N
All	0.71 (0.62-0.82)	884
EGFR IHC+	0.69 (0.58;0.82)	618
EGFR IHC-	0.77 (0.51;1.14)	121
Male	0.78 (0.66-0.92)	654
Female	0.56 (0.42-0.76)	230
White	0.75 (0.64-0.88)	744
Asian	0.58 (0.38-0.87)	128
Adenocarcinoma	0.60 (0.48-0.75)	401
Squamous-cell	0.76 (0.60-0.95)	359
Never smoker	0.56 (0.38-0.81)	152
Past smoker*	0.66 (0.50-0.88)	242
Current smoker	0.80 (0.67-0.97)	490


0.3
0.4
0.6
0.8
1.0
2
Favors Tarceva
HR
Favors placebo

*Stopped smoking at least 1 year prior

(osi) pharmaceuticals

SATURN: Clinically Relevant Subgroups

Robust PFS Benefit Across Subgroups

	HR (95% CI)	N
All	0.71 (0.62-0.82)	884
EGFR IHC+	0.69 (0.58;0.82)	618
EGFR IHC-	0.77 (0.51;1.14)	121
Male	0.78 (0.66-0.92)	654
Female	0.56 (0.42-0.76)	230
White	0.75 (0.64-0.88)	744
Asian	0.58 (0.38-0.87)	128
Adenocarcinoma	0.60 (0.48-0.75)	401
Squamous-cell	0.76 (0.60-0.95)	359
Never smoker	0.56 (0.38-0.81)	152
Past smoker*	0.66 (0.50-0.88)	242
Current smoker	0.80 (0.67-0.97)	490


0.3
0.4
0.6
0.8
1.0
2
Favors Tarceva
HR
Favors placebo

*Stopped smoking at least 1 year prior



SATURN: Clinically Relevant Subgroups

Robust PFS Benefit Across Subgroups

	HR (95% CI)	N
All	0.71 (0.62-0.82)	884
EGFR IHC+	0.69 (0.58;0.82)	618
EGFR IHC-	0.77 (0.51;1.14)	121
Male	0.78 (0.66-0.92)	654
Female	0.56 (0.42-0.76)	230
White	0.75 (0.64-0.88)	744
Asian	0.58 (0.38-0.87)	128
Adenocarcinoma	0.60 (0.48-0.75)	401
Squamous-cell	0.76 (0.60-0.95)	359
Never smoker	0.56 (0.38-0.81)	152
Past smoker*	0.66 (0.50-0.88)	242
Current smoker	0.80 (0.67-0.97)	490


0.3
0.4
0.6
0.8
1.0
2
Favors Tarceva
HR
Favors placebo

*Stopped smoking at least 1 year prior

(OSI) pharmaceuticals



SATURN: Clinically Relevant Subgroups

Robust PFS Benefit Across Subgroups


0.3
0.4
0.6
0.8
1.0
2
Favors Tarceva
HR
Favors placebo

Subgroup	HR (95% CI)	N
All	0.71 (0.62-0.82)	884
EGFR IHC+	0.69 (0.58;0.82)	618
EGFR IHC-	0.77 (0.51;1.14)	121
Male	0.78 (0.66-0.92)	654
Female	0.56 (0.42-0.76)	230
White	0.75 (0.64-0.88)	744
Asian	0.58 (0.38-0.87)	128
Adenocarcinoma	0.60 (0.48-0.75)	401
Squamous-cell	0.76 (0.60-0.95)	359
Never smoker	0.56 (0.38-0.81)	152
Past smoker*	0.66 (0.50-0.88)	242
Current smoker	0.80 (0.67-0.97)	490

*Stopped smoking at least 1 year prior

SATURN:
PFS in EGFR Wild-type and Mutant Tumors

Wild-type


HR = 0.78 (0.63-0.96)
Log-rank p = 0.0185
Tarceva (N = 199)
Placebo (N = 189)
PFS probability
1
0.8
0.6
0.4
0.2
0
0 8 16 24 32 40 48 56 64 72 80 88 96
Time (weeks)

EGFR Mutant*


HR = 0.10 (0.04-0.25)
Log-rank p <0.0001
Tarceva (N = 22)
Placebo (N = 27)
1
0.8
0.6
0.4
0.2
0
0 8 16 24 32 40 48 56 64 72 80 88 96
Time (weeks)

*60% censored

(osi) pharmaceuticals

SATURN and JMEN Baseline Characteristics

Worse Prognostic Factors in SATURN

	SATURN	JMEN[1]
Non-Squamous	59%	73%
Adenocarcinoma	45%	50%
Asian	14%	32%
Never Smoker	17%	27%
ECOG PS 0/1	31%/69%	39%/60%

[1] Ciuleanu T, et al. Lancet 2009

(osi) pharmaceuticals

SATURN and JMEN Baseline Characteristics

Worse Prognostic Factors in SATURN

	SATURN	JMEN[1]
Non-Squamous	59%	73%
Adenocarcinoma	45%	50%
Asian	14%	32%
Never Smoker	17%	27%
ECOG PS 0/1	31%/69%	39%/60%


Overall Survival
Overall Population
HR (95% CI)
N
SATURN
0.81 (0.70-0.95)
889
JMEN 1
0.79 (0.65-0.95)
663
Favors active drug
HR
Favors placebo

[1] Ciuleanu T, et al. Lancet 2009

(osi) pharmaceuticals



1st-Line Maintenance Summary

Tarceva Provides a Meaningful Benefit

- SATURN
  - Significant improvement in PFS and OS in overall population
    - 41% improvement in PFS
    - 24% improvement in OS
  - Benefit seen across a broad range of clinical and biomarker subgroups
  - Patients with EGFR mutations had greatest benefit; EGFR wild-type patients derived significant benefit
    - Cross-over to TKI's in 70% of placebo patients confound OS data
  - No new safety signals observed
  - Tarceva delays time to deterioration of pain, analgesic use, cough, dyspnea
- ODAC meeting scheduled for December 16

(OSI) pharmaceuticals

EURTAC:

1st-line Phase III Study in Patients with EGFR Mutation

GECP
Grupo Español de Cáncer de Pulmón
Spanish Lung Cancer Group



Advanced NSCLC (stage IIIb/IV), 1st-line, mutations exon 19 or 21, PS 0-2, N = 173
Tarceva 150 mg
Plt-based doublet chemotherapy

- **Primary endpoint:** PFS (HR=0.60)
- **Secondary:** ORR, OS, safety, QoL
- **Recruitment:** Completion 2H 2010
- **Database lock:** 1H 2011

PI: Profs Rosell & Paz-Arez (Spain)

(osi) pharmaceuticals

EURTAC:
1st-line Phase III Study in Patients with EGFR Mutation

GECP
Grupo Español de Cáncer de Pulmón
Spanish Lung Cancer Group


Advanced NSCLC (stage IIIb/IV), 1st-line, mutations exon 19 or 21, PS 0-2, N = 173
Tarceva 150 mg
Plt-based doublet chemotherapy

- Primary endpoint: PFS (HR=0.60)
- Secondary: ORR, OS, safety, QoL
- Recruitment: Completion 2H 2010
- Database lock: 1H 2011

Interim analysis at 65% of events: 2H 2010

PI: Profs Rosell & Paz-Arez (Spain)



TITAN: Phase III NSCLC Study

Difficult-to-treat Population of Rapid Progressors



Tumor samples
Chemotherapy naïve stage IIIb/IV NSCLC
4 cycles of first-line standard platinum-based doublet
Non-PD
SATURN
PD
(N=648)
Tarceva 150mg/day
PD
Off study
Pemetrexed or docetaxel
PD
Off study

- Difficult to Enroll Sister Study to SATURN
  - 400 patients randomized
  - Enrollment will stop by year-end
  - Database lock 2H 2010

- Primary endpoint = OS
- Secondary endpoints = PFS, RR, QoL (FACT-L), correlation of biomarkers with clinical outcome



RADIANT – Study Schema

On-track for Timely Completion

RADIANT
NON-SMALL CELL LUNG CANCER


Tumour samples
EGFR IHC+ and/or EGFR FISH+
Stage IB - IIIA NSCLC
Complete surgical resection (N~2000)
≤90 d.
2:1 Randomization (N=945)
≤180 d.
4 cycles of platinum-based doublet
Tarceva 150mg/day
2 years Tx or until relapse
Placebo

- Recovered from CRO breach Nov. 2007 by boosting site activities
- Current accrual: ~770 pts.
- Enrollment completion projected May 2010

(osi) pharmaceuticals



CALGB 30406 Never Smokers Study

*Randomized Phase II in Never or Light Smokers**


Treatment-Naïve
Advanced NSCLC
Adeno or BAC
Never or Light Smoker*
RANDOMIZE
Tarceva 150 mg PO QD
Carbo/Paclitaxel Q3wks
up to 6 cycles
Tarceva 150 mg PO QD

- Enrollment complete (N=188)
- Results expected at ASCO 2010

* Never smoker: ≤ 100 cigarettes/lifetime; "light" former smoker: quit ≥ 1 year ago and ≤ 10 pack years

(OSI) pharmaceuticals



SEARCH: 1st-line HCC Phase III Trial

Nexavar +/- Tarceva


Advanced HCC
CP-A
PS 0/1
No prior therapy
N=700
RANDOMIZE
Nexavar 200 mg BID
Tarceva 150 mg QD
Nexavar 200 mg BID
Placebo QD

- **Primary endpoint:** Overall survival (HR $\leq$ 0.75; 90% power)
- **Secondary:** TTP, DCR, safety, QoL, PK
- **Recruitment:** Ongoing (First pt. May 2009)
- **Final analysis:** 1H 2012
- **Regulatory filing:** 1H 2012

(OSI) pharmaceuticals

EORTC Phase III Ovarian Study

Tarceva Maintenance: SATURN Concept


High-risk ovarian / FT cancer*
Platinum based 1st line therapy
PD
Off study
CR / PR / SD within 6w
(n = 830)
Tarceva 150 mg/day (up to 24m)
PD
Off study
Placebo 150 mg/d (up to 24m)
PD
Off study

- Primary endpoint: PFS
- Secondary endpoints: OS, safety, QoL, cutaneous toxicity
- Translational biomarker component
- Last patient visit: September 2010
- Database lock: end of 2010

* high-risk stage I and stages II-IV ovarian epithelial, primary peritoneal, or fallopian tube cancer



Robust Tarceva Life Cycle Clinical Program

Major Milestones Expected Near-term

- We believe SATURN results positioned for favorable ODAC outcome
- Moving to 1st-line in patients with EGFR mutation
  - EURTAC Phase III trial with high probability for success
  - Combination with OSI-906 in planning
  - Several cooperative group trials under way
- Branching into other disease settings
  - Ovarian maintenance results in 2010
  - 1st-line HCC in combination with Nexavar on track
  - Pediatric study in patients with Ependymoma
    - 6 months patent extension expected
- Pancreatic cancer post-approval trials on-track

(osi) pharmaceuticals

(OSI)™ pharmaceuticals

Tarceva Commercial Opportunities

Gabe Leung
President, Pharmaceutical Business

Tarceva™
erlotinib HCl



(leader)ship



Tarceva Life Cycle Plan Has Robust Potential

Multiple Additional Label Expansion Opportunities


2008
2009
2010
2011
2012
2013
2014
2015+
SATURN
Smokers
ATLAS
CALGB 30406
Never-smokers
TITAN
NSCLC 2L
EURTAC
EGFR-Mt NSCLC
EORTC
Ovarian Maintenance
Treatment Beyond Progression
FAST-ACT II
NSCLC 1L (Intercalated)
MARK
Pan Can (Marker)
SEARCH
HCC
RACHEL
Pan Can (Dose to Rash)
RADIANT
Adjuvant NSCLC
Tarceva + OSI-906
NSCLC (various)
Pediatric
Exclusivity
Completed Studies
Ongoing Studies
Future Studies

Timeline is based on latest estimate, which may change over time.



Tarceva in Advanced NSCLC

Potential Opportunities



NSCLC
EGFR Mutant
Ch eligible
Ch ineligible
Non-sq/Adeno
Squam
Ch
T
Avastin-eligible
Avastin-ineligible
T
1st-line
Pt+Al/Ch+Av
Pt+Al
Ch
T
Al and/or Av
T±Av
Al
T
T
Maint
T
Ch±Av
T
Ch
Ch
T
T TBP
T TBP
T TBP
T TBP
2nd-line

Al = Alimta
Av = Avastin
Ch = Chemo
E = Erbitux
Pt = Platinum
TBP = Treatment Beyond Progression
T = Tarceva

(OSI) pharmaceuticals

Note: slide represents OSI's view of the developing NSCLC market and not necessarily that of our collaborators



Tarceva: 1st Line Maintenance in NSCLC

Potential Opportunity in the U.S. Assuming Approval

Maximum Estimated Potential in the U.S. ~ $0.5 Billion

Potential Market

1st line Maintenance After CR/PR/SD (50-60,000)[a]

Potential Segments

- ~10-12% EGFR Mt (5-7,000)
- ~25% Squamous EGFR WT (12-15,000)
- ~63-65% Non-Squamous EGFR WT (32-40,000)

Potential Opportunities

- EGFR Mt: **T possible** — **Could be ~1 yr DOT[b]**
- Squamous EGFR WT: **T possible** — **Likely ~3 mo DOT [b]**
- Non-Squamous EGFR WT, ~20% No More Chemo Desired: **T (or AT?) possible** — **Likely ~3 mo DOT [b]**
- Non-Squamous EGFR WT, ~80% More Chemo Desired: **Alimta/Avastin?**

Max. Est. Potential ~$280m (EGFR Mt)

Max. Est. Potential = ~$230m (Squamous EGFR WT; Non-Squamous, No More Chemo Desired)

Increased use of Tarceva in 2nd line likely (Non-Squamous, More Chemo Desired)

[a] **Estimated based on an assumption of ~100,000 1st line chemo treated patients per year**
May overlap with or cannibalize existing business

[b] **Duration of therapy (DOT) assumptions are not yet market validated**

(OSI) pharmaceuticals

Note: slide represents OSI's view of the developing NSCLC market and not necessarily that of our collaborators

Tarceva in NSCLC

Potential Market Evolution



T
T
2L
T
3L
Recent Past
1L
CR/PR/SD
Wait for Progression
T
2L
T
3L

(osi) pharmaceuticals

Note: OSI and its collaborators do not promote Tarceva use in 1st line treatment of NSCLC

Tarceva in NSCLC

Potential Market Evolution


T
1L
T
2L
T
3L
Recent Past
CR/PR/SD
Wait for Progression
T
2L
T
3L
T
1L
T
2L
T
3L
Near Future
Alimta
T
1M
T
2L
T
3L

Note: OSI and its collaborators do not promote Tarceva use in 1st line treatment of NSCLC

Tarceva in NSCLC

Potential Market Evolution


Recent Past
T
1L
T
2L
T
3L
CR/PR/SD
Wait for Progression
T
2L
T
3L
Near Future
T
1L
T
2L
T
3L
Alimta
T
1M
T
2L
T
3L
Down the Road
T
T
1L
T
2L
T
3L
Alimta
T
1M
T
2L
T
3L

Note: OSI and its collaborators do not promote Tarceva use in 1st line treatment of NSCLC



EGFR Mutation Testing

% of Patients Tested

- Current proportion of 1st Line NSCLC patients tested for EGFR mutation likely to be between 10 – 30%



Reported Rates of 1st Line EGFR Mutation Testing
- Chart Audit Data -
% of 1st Line mNSCLC Patien
50%
40%
30%
20%
10%
0%
3.0%
7.8%
8.5%
NSCLC Tracking (Q1 '09)
NSCLC Tracking (Q2 '09)
NSCLC Tracking (Q3 '09)
N = 421
N = 593
N = 602



Reported Rates of 1st Line EGFR Mutation Testing
- Self Reported -
% of 1st Line mNSCLC Patien
50%
40%
30%
20%
10%
0%
26%
29%
OSI Primary Market Research (Sep. '09)
Lazard (Oct. '09)
N = 100
N = 27

(osi) pharmaceuticals



EGFR Mutation Testing
Current Practice

- Academic oncologists more likely to test than community oncologists
- Patients generally selected for testing based on phenotypic characteristics
  - Although more academic institutions beginning to test all 1L NSCLC pts
- Academic institutions typically use "home brew" tests, employing in-house resources (hospital pathologist)
  - Although some institutions use central lab services
- Community oncologists generally use RUO tests (e.g. DxS assay) via central lab (Genzyme, Response Genetics, LabCorp)
- Sequencing and PCR are predominant technologies to detect EGFR mutations
- Viable test formats exist (e.g. DxS assay) to serve as companion diagnostics in pharmaceutical trials

(OSI) pharmaceuticals



EGFR Mutation Testing
Current Practice

- Academic oncologists more likely to test than community oncologists
- Patients generally selected for testing based on phenotypic cha...
  – A... LC pts
- Aca... ng in-hou...
  – A...
- Co... y) via cen...
- Seq... GFR mut...

OSI Initiatives
- Companion Diagnostics Development
- Medical Education Effort

Roche Initiatives
- Automating PCR Assay
- Seeking Serum Based Assay

- Viable test formats exist (e.g. DxS assay) to serve as companion diagnostics in pharmaceutical trials

(OSI) pharmaceuticals

Tarceva

Competitive Overview

Reduced Threats

- Zactima NDA withdrawn
- Erbitux EU non-approval
- Erbitux sNDA withdrawn
- Iressa premium pricing in EU
- Iressa EU label limited to mutants
- Axitinib negative in pancreatic

Potential Threats

- Iressa may re-file in the US
- BIBW2992
- New therapies for pancreatic, e.g., Abraxane, IGF1R antibodies



Tarceva Life Cycle Plan Has Robust Potential

Multiple Additional Label Expansion Opportunities


2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005
Pancreatic Cancer 1L Approval (PA3)
2004
NSCLC 2L/3L Approval (BR21)
No New Indications


(millions)
$350
$300
$250
$200
$150
$100
$50
$-
ROW Sales
US Sales
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

(osi) pharmaceuticals



Tarceva Life Cycle Plan Has Robust Potential

Multiple Additional Label Expansion Opportunities

A New Era for Tarceva

- **2015** NSCLC T+OSI906 Potential Approval
- **2014** NSCLC Adjuvant Potential Approval (RADIANT)
- **2013** HCC 1L Potential Approval (SEARCH)
- **2012** Ovarian Cancer 1LM Potential Approval (EORTC)
- **2011** NSCLC 1L EGFR-Mt Potential Approval (EURTAC)*
- **2010** NSCLC 1LM Potential Approval (SATURN)

No New Indications

- **2009**
- **2008**
- **2007**
- **2006**



(millions)
$350
$300
$250
$200
$150
$100
$50
$-
ROW Sales
US Sales

- **2005** Pancreatic Cancer 1L Approval (PA3)
- **2004** NSCLC 2L/3L Approval (BR21)

(OSI) pharmaceuticals

Timeline is based on latest estimate, which may change over time.

*Assuming positive interim analysis and no companion diagnostic required.

(OSI)™ pharmaceuticals

Tarceva Q&A

Tarceva™
erlotinib HCl



(leader)ship

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Analyst Day
December 3, 2009

Colin Goddard, Ph.D.
Chief Executive Officer

Summary and The OSIP Investment Proposition


HARRIERS
30
14
1199

re(new)



OSI Exiting 2009: Strategic Vision

Our Vision Statement Represents Opportunity

"Boldly Leading Change to be the Best Innovation-based Targeted Medicine Company in the World"

A Well Understood Premise: Delivering innovative, differentiated new medicines to the right patients, in the right combinations at the right doses should lead to:

- Speedier and more cost-effective drug development;
- Delivery of *meaningful* clinical benefit; and
- Rapid availability of innovative medicines to the patients who can benefit the *most*.

We Believe Our Unique Size & Resources Allow Us to Be Leaders in Reducing this Premise to Practice

Building on Our Insights From Tarceva in Oncology and Pioneering Personalized Medicine in Diabetes/Obesity Represent Tangible Opportunities for OSIP

(OSI) pharmaceuticals



OSI Exiting 2009:Aligning Vision & Outcome
Anchoring a Sound Investment Proposition

- We Believe We Offer Investors a Compelling Investment Thesis Built Around Four Themes
  - Downside Protection: A Commitment NOT to Squander the Realization of Shareholder Returns From the First Product Success;
  - Upside Opportunity: The Ability to Move Beyond the "One Drug Company" Moniker by Successfully Establishing a Portfolio of High Quality, Differentiated Assets;
  - Financial Performance: The Ability to Provide Convincing, Significant and Sustainable Revenue and Earnings Growth;
  - Mid-Cap Leadership: The Ability to Gain Intangible Recognition as a Dynamic, Differentiated & Growing Organization in a Sparse Mid-Cap Arena



Downside Protection: Building With Discipline

We Are Committed to Realizing Tarceva Value

<u>Building a Successful & Sustainable Business Around Tarceva Requires a Disciplined Approach to Risk Management</u>



NPV
Continued Life Cycle Investments Mean That Annualized Tarceva NPV Continues to Build for Several Years, Peaking in ~2012 in Most Planning Scenarios
2008
2020

(Note: Plots are conceptual to exemplify theme)



Downside Protection: Building With Discipline

We Are Committed to Realizing Tarceva Value

Building a Successful & Sustainable Business Around Tarceva Requires a Disciplined Approach to Risk Management



Successful Execution of Strategic Business Plan Can Materially Grow the Value & Recognition of the Business by a Strong Public Shareholder Base as We Grow Beyond the Tarceva Franchise
NPV
Continued Life Cycle Investments Mean That Annualized Tarceva NPV Continues to Build for Several Years, Peaking in ~2012 in Most Planning Scenarios
2008
2020

(Note: Plots are conceptual to exemplify theme)

(OSI) pharmaceuticals

Downside Protection: Building With Discipline

We Are Committed to Realizing Tarceva Value

Building a Successful & Sustainable Business Around Tarceva Requires a Disciplined Approach to Risk Management



Critical Assessment Period
NPV
Successful Execution of Strategic Business Plan Can Materially Grow the Value & Recognition of the Business by a Strong Public Shareholder Base as We Grow Beyond the Tarceva Franchise
BUT, Should We Fall Short of This Goal As Tarceva Approaches Full Value We Are Committed to Monetizing Tarceva Value For Our Shareholders
Continued Life Cycle Investments Mean That Annualized Tarceva NPV Continues to Build for Several Years, Peaking in ~2012 in Most Planning Scenarios
2008
2020

(Note: Plots are conceptual to exemplify theme)



Downside Protection: Tarceva in 2009

The Risk Profile for the Brand Has Improved

More Has Gone Our Way in 2009 Than Not – This & a Robust Life Cycle Plan Still Suggests a Strong Future For the Tarceva Brand

- **Alimta survival data in JMEN**
- **Iressa May Refile in U.S.**
- **Possible New Competition on horizon from BIBW-2992 (Tovok) in NSCLC & Abraxane in PanCan**

- **Notice of Allowance Received for Re-issue of '498 Composition-of-Matter Patent**
- **SATURN Survival**
- **Zactima NDA Withdrawn**
- **Erbitux Filing Withdrawn in U.S. & Rejected in EU**
- **No Broad EU Label for Iressa & EU Priced at a Premium to Tarceva**
- **Axitinib Negative in Pancreatic Cancer**

(osi) pharmaceuticals



Upside Opportunity: Tarceva Can Still Anchor OSIP

Life Cycle Plan Has Robust Potential

The New Era for Tarceva Can Drive Growth

- 2015 NSCLC T+OSI906 Potential Approval
- 2014 NSCLC Adjuvant Potential Approval (RADIANT)
- 2013 HCC 1L Potential Approval (SEARCH)
- 2012 Ovarian Cancer 1LM Potential Approval (EORTC)
- 2011 NSCLC 1L EGFR-Mt Potential Approval (EURTAC)*
- 2010 NSCLC 1LM Potential Approval (SATURN)
- 2009
- 2008
- 2007
- 2006
- 2005 Pancreatic Cancer 1L Approval (PA3)
- 2004 NSCLC 2L/3L Approval (BR21)

No New Indications (2006–2009)



(millions)
$350
$300
$250
$200
$150
$100
$50
$-
ROW Sales
US Sales
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

(OSI) pharmaceuticals

Timeline is based on latest estimate, which may change over time.

*Assuming positive interim analysis and no companion diagnostic required.



Upside Opportunity: Moving Beyond Tarceva

Organic Value Creation: Building Innovator IP

Target IP
In E-cells, M-cells
EMT processes
Stromal cells

Composition IP
Single and
Combined
Agents

Cell-Assay IP
Models for
Drug Discovery


tumor center
invasive front

Method of Use IP
Single and
Combined
Agents

Biomarker IP
Clinical
Biomarkers &
Assays

In vivo Model IP
Mouse tumor
Models for Drug
Discovery

Upside Opportunity: Moving Beyond Tarceva

Organic Value Creation: Building Innovator IP



Target IP
In E-cells, M-cells
EMT processes
OSI Intellectual Property
-1000+ Granted Patents-
-1200+ Pending Patent Applications-
Assay IP
covery
er IP
arkers &
Assays
Models for Drug
Discovery
Agents

(OSI)™ pharmaceuticals



Upside Opportunity: Organic Value Creation

Discipline Investment in Prioritized Assets

Asset	3 Year Possible Positive Data Milestones	Overall PTS	Investment Trend
Tarceva	1. EURTAC positive (2010/2011: Front-line mutation data) 2. Ovarian positive & RADIANT interim positive (2011/2012) 3. Pipeline combination EGFR mutation Phase II/III interim 2011/12	**HIGH** for EURTAC **MEDIUM** for others	↔
OSI-906	1. ACC: Interim analysis positive (2011, full 2012) 2. Phase 1b Ovarian data (2011) 3. Phase II NSCLC (Tarceva Combination) 1st line maintenance data (2012) 4. Phase III NSCLC/EGFR-mutation Tarceva combo (2012) 5. Phase II HCC (2012)	**HIGH** for some positive data. **MEDIUM** for extensive progress	↑
PSN821	1. Phase 1b Glucose lowering data (2010) 2. Phase II Weight loss data (2012)	**HIGH/MEDIUM**	↑
OSI-027	1. Phase II solid tumor data (2012) 2. Phase Ib combination data w/antiangiogenic (2012)	**MEDIUM/LOW**	↑
Pipeline	1. Completed Phase I on at least 2 emerging programs from Oncology or diabetes/obesity research organizations	**MEDIUM**	↔
Platforms	1. Validated Biomarker Signature Technologies in use in OSIP Pipeline Clinical Trials	**MEDIUM**	↔



Upside Opportunity: Organic Value Creation

Discipline Investment in Prioritized Assets

Asset	3 Year Possible Positive Data Milestones	Overall PTS	Investment Trend
Tarceva	1. EURTAC positive (2010/2011: Front-line mutation data) 2. Ovarian positive & RADIANT interim positive (2011/2012) 3. Pipeline combination EGFR mutation Phase II/III interim 2011/12	**HIGH** for EURTAC **MEDIUM** for others	↔
OSI-906	1. [redacted]	[redacted]	↑ [redacted]
PS[redacted]	[redacted]	[redacted]	[redacted]
OSI-027	1. [redacted] 2. Phase Ib combination [redacted]	[redacted]	↑
Pipeline	1. Completed Phase I on at least 2 emerging programs from Oncology or diabetes/obesity research organizations	**MEDIUM**	↔
Platforms	1. Validated Biomarker Signature Technologies in use in OSIP Pipeline Clinical Trials	**MEDIUM**	↔

Strategic Priorities

Upside Opportunity: Organic Value Creation

OSI-906: Strong IP & Science Underpin Asset

- 122 Patents/Patent Applications Surround OSI-906/IGF-1R Franchise (U.S. Comp of Matter for '906 Expires 2027)
- OSI-906 is a First in Class Oral Inhibitor of IGF-1R/IR
- Proprietary Biomarkers & Gene Signature/Indexing Methodology for IGF-1/IGF-2 Mediated Signaling & EMT
- ACC Phase III Trial Enrolling for Rapid Proof of Concept & Registration


Correlation Matrix of IGF1R Signature
NKI Breast
GeneLogic Lung
GSK Lung
BH Archive
Jacobson Lung
TCGA Ovarian
TCGA GBM
GeneLogic RCC

(osi) pharmaceuticals



Upside Opportunity: External Value Creation

OSI Corporate Development

OSI has ear-marked up to $150M - $200M that can be deployed for its strategic investment over the next several years for product licensing/acquisition and strategic investments in our oncology & diabetes pipelines and technology platforms

- OSI is prepared to make corporate development investments in products, technologies, companies or partnerships
  - We consider ourselves a "selective buyer" willing to invest in high quality development opportunities that support the core strategy but willing to wait for the right opportunity
  - In recent years we have invested ~$40 million in transactions including those with AVEO, 7TM and Adipogenics
- OSI is looking for high quality in-licensing opportunities for early to late stage products that would complement our core business focus
- OSI created its own wholly owned investment vehicle to manage its investment opportunities via a Switzerland subsidiary (OSI Investment Management) and has an arrangement with HBM Partners to identify potential investment/option opportunities



Financial Performance: Revenue Growth

OSI Has Strong Underlying Financials

- Today We Reaffirmed 2009 Revenue Guidance at ~$425 million and Tarceva Global Sales at ~$1.2 billion
- We Are Targeting The Following Financial Benchmarks Over the Next Several Years:
  - High Teens % Revenue Growth
  - Reinvesting ~50% of Revenue Growth Dollars in the Business
  - Delivering Adjusted EPS Growth of 10% or More
- We Have Strong Cash flow & Manage Our Balance Sheet Carefully
  - We May, From Time-to-Time, Opportunistically Purchase Outstanding Convertible Bonds or Common Stock

Revenue Growth Has Been Solid and is Well Positioned For Continued High Teens % Growth Over the Next Several Years


$500
$400
$300
$200
$100
$-
millions
$155
$50
$169
$95
$196
$135
$207
$147
2006
2007
2008
2009(E)
Tarceva US
Tarceva ROW
DPIV
Other

(OSI) pharmaceuticals



Mid-Cap Leadership

The Critical Nature of Size in Creating Value

We Believe We Have the Right Mix of Size, Longevity, Financial Strength and R&D Capabilities and Experience to Emerge as a Leader in the Mid-Cap Space

Leading Change in Targeted medicine

← Too Small and Resource Limitations Raise Program Risk and Force Early/Dilutive Sharing of Upside Value from the Investment

→ Too Big and Institutional Scale and History Hampers Change & Limits Growth Impact of Individual Product Successes

OSIP Exiting 2009: Poised for Growth
Selected 2010 Milestones

- Tarceva
  - 1Q2010: Maintenance PDUFA and (Presuming Approval) Launch
  - 2Q2010: CALGB Data at ASCO
  - 2H2010: Possible EURTAC Interim Analysis Read-Out
- OSI-906
  - 1H2010: Completion of Phase I Tarceva Combination Study
  - 2H2010: Initiation of NSCLC Phase II (maintenance) and Phase III (first line EGFR mutation) Studies in Combination With Tarceva.
  - 2H2010: Initiation of HCC and Breast Cancer Trials
- PSN821
  - 2H2010: Phase IIa 14 day dosing data and Phase IIb Commitment (if positive)
- Financial
  - 1Q2010: Fiscal Year 2010 Guidance during Year End Conference Call

CEO Gold Standard Founding Member

(OSI)™ pharmaceuticals

Shaping Medicine, Changing Lives

Final Q&A



HARRIERS
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